QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ACT TELECONFERENCING, INC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ACT Teleconferencing, Inc.
1526 Cole Boulevard, Suite 300
Golden, Colorado 80401

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

        This letter serves as notice of a special meeting of the shareholders of ACT Teleconferencing, Inc., to be held at our offices located at 1526 Cole Boulevard, Suite 300, Golden, Colorado 80401, on Tuesday, August 10, 2004, at 11:00 a.m., local time. The purpose of this special meeting is to consider and vote upon a proposal to amend the Company's Restated Articles of Incorporation in order to increase the number of authorized shares of common stock, no par value per share. Your Board of Directors recommends that you vote in favor of the proposed amendment to the Restated Articles of Incorporation.

        To ensure your representation at the special meeting, you are urged to vote as soon as possible according to the instructions on your proxy card, by completing, signing, dating, and returning the enclosed proxy card in the enclosed postage-prepaid envelope. Your shares will be voted in accordance with your instructions. You may, of course, attend the special meeting and vote in person even if you have previously returned your proxy card.

        The approximate date of mailing this notice of special meeting of shareholders, and the accompanying proxy statement, is July 9, 2004.

By Order of the Board of Directors
/s/ MACK V. TRAYNOR III Chairman of the Board

July 9, 2004

ACT Teleconferencing, Inc.
1526 Cole Boulevard Suite 300
Golden, Colorado 80401

Proxy Statement for Special Meeting of Shareholders

Special Meeting	August 10, 2004, 11:00 a.m., MDT
Location	ACT Corporate Office 1526 Cole Boulevard, Suite 300 Golden, CO 80401
Record Date	5:00 p.m., EDT, June 28, 2004. If you were a shareholder at that time, you may vote at the meeting. Each share of common stock is entitled to one vote.
On May 31, 2004, 14,864,120 shares of our common stock were outstanding.
Agenda
To consider and vote upon a proposal to amend our Amended and Restated Articles of Incorporation to increase the number of shares of common stock that the Company is authorized to issue from 25,000,000 to 50,000,000.
Proxies
Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies "For" the proposed amendment to our Amended and Restated Articles of Incorporation. A quorum for the special meeting is a majority of the outstanding shares of common stock, whether in person or by proxy, at the meeting.
Proxies Solicited By	The Board of Directors.
First Mailing Date	We anticipate first mailing this proxy statement on July 9, 2004.
Revoking Your Proxy
You may revoke your proxy before it is voted at the meeting. To revoke your proxy, notify our corporate Secretary in writing. You may also revoke your proxy by appearing at the meeting in person and voting your shares.
Solicitation Costs	We will pay the costs of soliciting proxies from shareholders.
Shareholders' Proposals
Shareholders intending to submit proposals to be included in our proxy statement relating to the 2005 Annual Meeting must deliver notice of the proposal to us in writing, no later than December 24, 2004. Proposals received after that date will not be included in our proxy statement. In addition, under our bylaws shareholder proposals that are not submitted for inclusion in our proxy statement and that are received after February 19, 2005 will not be eligible for proper consideration at the 2005 Annual Meeting.

PLEASE VOTE. YOUR VOTE IS IMPORTANT.

BENEFICIAL OWNERSHIP OF OUR COMMON STOCK
BY EXECUTIVE OFFICERS, DIRECTORS AND PRINCIPAL SHAREHOLDERS

        The following table sets forth information known to us as of May 31, 2004 regarding beneficial ownership of our common stock by our directors and executive officers, holders of 5% or more of our outstanding common stock, and our directors and executive officers as a group. Under the rules of the Securities and Exchange Commission, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable under stock options or warrants currently exercisable or exercisable within 60 days. Shares issuable upon exercise of stock options or warrants are deemed outstanding for computing the percentage of the person holding the options but are not outstanding for computing the percentage of any other person. Unless otherwise noted, shares are under the sole voting and investment power of the indicated person.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Relationship with ACT	Number of Shares Currently Owned	Shares Acquirable Within 60 Days	Percent of Class
		*Update—	*Update—	*Update—
Gene Warren(1)	CEO	157,767	171,570	2.19%
Gavin J. Thomson(1)(2)	Former CFO	41,048	133,679	*
Mack V. Traynor III(1)	Chairman of the Board	3,500	7,500	*
Ronald J. Bach(1)	Director	110,200	65,000	*
Keith S. Bares(1)	Director	—	—	*
Jules L. DeVigne(3)	Director	13,500	7,500	*
Terry Matlack(4)	Director	—	—	*
James F. Seifert(1)(5)	Director	306,850	373,383	4.46%
Gerald D. Van Eeckhout(1)	Director and Chairman Emeritus	650,948	133,682	5.23%
Total shares held by executive officers and directors as a group (9 persons)		1,283,813	892,314	13.41%
KCEP Ventures II, LP(6)	Shareholder	—	916,667	5.81%
Barron Partners LP(7)	Shareholder	1,995,000	—	13.42%
Fuller & Thaler Asset Management Inc.(8)	Shareholder	2,248,800	330,000	16.97%

*
Less than 1%.

(1)
1526 Cole Boulevard, Suite 300, Golden, Colorado 80401.

(2)
Resigned March 15, 2004. Mr. Thomson's options expire on March 15, 2005.

(3)
4750 Willow Rd., Pleasanton, CA 94588.

(4)
233 W. 47th Street, Kansas City, MO 64112.

(5)
Of the number of shares acquirable within 60 days, 333,333 are warrants granted to Mr. Seifert in connection with our senior secured subordinated debt financing; the warrants are immediately exercisable at $2.50 per share and expire on May 12, 2010.

(6)
233 W. 47th Street, Kansas City, MO 64112. Shares beneficially owned are shares underlying warrants acquired in connection with our senior secured subordinated debt financing. The warrants are immediately exercisable at $2.50 per share and expire on May 12, 2010. The share ownership numbers reflected herein are as reported on Amendment No. 2 to Schedule 13D filed with the Securities and Exchange Commission on February 27, 2004. KCEP Ventures II, LP may be deemed to be a member of a group holding additional shares of our common stock or warrants to purchase our common stock, as more fully described in the Schedule 13D, as amended.

(7)
730 Fifth Avenue, 9th Floor, New York, NY 10019. The share ownership numbers reflected herein are as reported on Schedule 13G filed with the Securities and Exchange Commission on April 27, 2004.

(8)
411 Borel Avenue, San Mateo, CA 94402. The share ownership numbers reflected herein are as reported on Schedule 13D filed with the Securities and Exchange Commission on March 9, 2004, except the warrant shares, which are based on our records. The warrants were purchased in a private placement on February 20, 2004, are exercisable at $2.20 per share, and expire February 20, 2007.

PROPOSAL 1: AMENDMENT TO THE AMENDED AND
RESTATED ARTICLES OF INCORPORATION

        Our Amended and Restated Articles of Incorporation presently authorize the issuance of a total of 25,000,000 shares of common stock with no par value. As of May 31, 2004, 14,864,120 shares of common stock were outstanding and a total of 7,334,999 shares of common stock were reserved for issuance upon the exercise of outstanding stock options and warrants. No holder of our common stock has preemptive or similar rights to acquire or subscribe for additional unissued shares of our common stock, or any other securities of any class.

        The Board of Directors has proposed an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 50,000,000. After allowing for shares underlying options and warrants, our number of shares of common stock outstanding is approaching the current maximum of 25,000,000, and this limits our flexibility in considering potential proposals for financings or acquisitions. Although we have considered alternative methods of additional debt and equity financing, we currently have no definitive plans for equity financing transactions, nor do we have definitive plans to make any material acquisitions. However, the increase in authorized shares will provide us with flexibility in structuring and completing future financing transactions and potential acquisitions, and in providing benefits under our equity compensation and employee stock purchase plans.

        If the proposal to increase the authorized number of shares of common stock is approved, we do not intend to seek further authorization from our shareholders to issue shares of authorized but unissued common stock unless, in our opinion or the opinion of our advisors, such approval is required or advisable. It is possible that such an issuance of authorized but unissued shares could cause a change in control of our company without shareholder approval.

        The flexibility vested in our Board of Directors to authorize the issuance and sale of authorized but unissued shares of common stock or to issue preferred stock in one or more series could enhance the Board of Director's bargaining capability on behalf of our shareholders in a takeover situation. Under some circumstances, however, the flexibility of our Board of Directors to issue additional shares of common stock could be used to render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of our securities, or the removal of incumbent management, even if such a transaction were favored by the holders of the requisite number of the then-outstanding shares. Accordingly, our shareholders might be deprived of an opportunity to consider a takeover proposal which a third party might consider if we did not have authorized but unissued shares of stock.

        THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF OUR COMMON STOCK REPRESENTED AT THE MEETING AND ENTITLED TO VOTE IS NECESSARY FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY CARD ENCLOSED HEREWITH IS RETURNED, ALL SHARES COVERED BY SUCH PROXY WILL BE VOTED FOR THE PROPOSED AMENDMENT.

By Order of the Board of Directors,
/s/ MACK V. TRAYNOR III Mack V. Traynor III Chairman

Dated July 9, 2004

PROXY
ACT Teleconferencing, Inc.
Special Meeting of Shareholders
August 10, 2004

This proxy is solicited on behalf of the Board of Directors.

        The undersigned shareholder of ACT Teleconferencing, Inc. acknowledges receipt of the notice of annual meeting dated July 9, 2004, and accompanying proxy statement, and appoints Gene Warren and Mack V. Traynor, III as proxies and attorneys-in-fact, each with the full power of substitution, on behalf and in the name of the undersigned, to vote all the shares of common stock, no par value, of ACT Teleconferencing, Inc., the undersigned holds of record as of June 28, 2004, at the special meeting of shareholders to be held on August 10th, 2004, 11:00 a.m. MDT at ACT Teleconferencing, Inc., 1526 Cole Boulevard, Suite 300, Golden, Colorado, 80401, United States, and at any postponement or adjournment of such meeting.

        Any shareholder completing this proxy who fails to mark one of the boxes for the proposal will be deemed to have given the proxy holders complete discretion in voting his, her, or its shares on the proposal at the annual meeting. If no mark is made, this proxy will be voted "For" the proposal. If a box is marked, your shares shall be voted according to your instructions.

        The Board of Directors recommends a vote "For" the proposal listed below.

        Proposal 1—To amend the Company's Amended and Restated Articles of Incorporation to increase the number of shares of common stock, no par value, from 25,000,000 to 50,000,000.

[        ]    For

[        ]    Against

        Please sign exactly as your name appears on your stock certificate. If joint tenants hold the shares, both should sign personally. When signing as attorney-in-fact, executor, administrator, trustee, guardian, or another fiduciary capacity, please give your full title. If signing on behalf of a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

Date Signed:                                     , 2004

NUMBER OF SHARES OWNED

Print Name(s) of shareholders(s)

SIGNATURE (ALL JOINT TENANTS MUST SIGN)

Signature of joint tenant (if applicable)

Title (if applicable)

QuickLinks

PROPOSAL 1: AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
PROXY ACT Teleconferencing, Inc. Special Meeting of Shareholders August 10, 2004